Exhibit 99.2

                           JOINT FILER INFORMATION

Joint Filer Name:                   Schroder Venture Managers Inc.
Relationship to Issuer:             10% Owner (the reporting person disclaims
                                    beneficial ownership of the reported
                                    securities except to the extent of its
                                    pecuniary interest therein)

Address:                            c/o 22 Church Street
                                    Hamilton HM 11 Bermuda
Designated Filer:                   Schroder Venture Managers Limited
Date of Event Requiring Statement:  October 25, 2006
Issuer Name and Trading Symbol:     Achillion Pharmaceuticals, Inc. [ACHN]

Signature                           SCHRODER VENTURE MANAGERS INC.

                                    By:  Deborah Speight (Director and Vice
                                    President) and Scott Burns (Authorised
                                    Signatory)

                                    /s/ Deborah Speight and Scott Burns
                                    --------------------------------------

Joint Filer Name:                   Schroder Ventures International Life
                                    Sciences Fund II L.P.1
Relationship to Issuer:             10% Owner (the reporting person disclaims
                                    beneficial ownership of the reported
                                    securities except to the extent of its
                                    pecuniary interest therein)
Address:                            c/o 22 Church Street
                                    Hamilton HM 11 Bermuda
Designated Filer:                   Schroder Venture Managers Limited
Date of Event Requiring Statement:  October 25, 2006
Issuer Name and Trading Symbol:     Achillion Pharmaceuticals, Inc. [ACHN]

Signature                           SCHRODER VENTURES INTERNATIONAL LIFE
                                    SCIENCES FUND II L.P.1

                                    By:  Schroder Venture Managers Inc.,
                                             its General Partner

                                    /s/ Deborah Speight and Scott Burns
                                    -----------------------------=-----
                                    Deborah Speight (Director and Vice
                                    President) and Scott Burns (Authorised
                                    Signatory)

Joint Filer Name:                   Schroder Ventures International Life
                                    Sciences Fund II L.P.2
Relationship to Issuer:             10% Owner (the reporting person disclaims
                                    beneficial ownership of the reported
                                    securities except to the extent of its
                                    pecuniary interest therein)
Address:                            c/o 22 Church Street
                                    Hamilton HM 11 Bermuda
Designated Filer:                   Schroder Venture Managers Limited
Date of Event Requiring Statement:  October 25, 2006
Issuer Name and Trading Symbol:     Achillion Pharmaceuticals, Inc. [ACHN]

Signature                           SCHRODER VENTURES INTERNATIONAL LIFE
                                    SCIENCES FUND II L.P.2

                                    By:  Schroder Venture Managers Inc.,
                                             its General Partner

                                    /s/ Deborah Speight and Scott Burns
                                    -----------------------------------
                                    Deborah Speight (Director and Vice
                                    President) and Scott Burns (Authorised
                                    Signatory)

Joint Filer Name:                   Schroder Ventures International Life
                                    Sciences Fund II L.P.3

Relationship to Issuer:             10% Owner (the reporting person disclaims
                                    beneficial ownership of the reported
                                    securities except to the extent of its
                                    pecuniary interest therein)
Address:                            c/o 22 Church Street
                                    Hamilton HM 11 Bermuda
Designated Filer:                   Schroder Venture Managers Limited
Date of Event Requiring Statement:  October 25, 2006
Issuer Name and Trading Symbol:     Achillion Pharmaceuticals, Inc. [ACHN]

Signature                           SCHRODER VENTURES INTERNATIONAL LIFE
                                    SCIENCES FUND II L.P.3

                                    By:  Schroder Venture Managers Inc.,
                                             its General Partner

                                    /s/ Deborah Speight and Scott Burns
                                    -----------------------------------
                                    Deborah Speight (Director and Vice
                                    President) and Scott Burns (Authorised
                                    Signatory)

Joint Filer Name:                   SITCO Nominees Ltd. - VC 01903 as Nominee of
                                    Schroder Ventures International Life
                                    Sciences Fund II Group Co-Investment Scheme
Relationship to Issuer:             10% Owner (the reporting person disclaims
                                    beneficial ownership of the reported
                                    securities except to the extent of its
                                    pecuniary interest therein)
Address:                            22 Church Street
                                    Hamilton HM 11 Bermuda
Designated Filer:                   Schroder Venture Managers Limited
Date of Event Requiring Statement:  October 25, 2006
Issuer Name and Trading Symbol:     Achillion Pharmaceuticals, Inc. [ACHN]

Signature                           SCHRODER VENTURES INTERNATIONAL LIFE
                                    SCIENCES FUND II GROUP CO-INVESTMENT SCHEME

                                    By:  SITCO Nominees Ltd. - VC 01903

                                    /s/ Deborah Speight and Scott Burns
                                    -----------------------------------
                                    Deborah Speight (Director) and Scott Burns
                                    (Authorised Signatory)

Joint Filer Name:                   Schroder Ventures International Life
                                    Sciences Fund II Strategic Partners L.P.
Relationship to Issuer:             10% Owner (the reporting person disclaims
                                    beneficial ownership of the reported
                                    securities except to the extent of its
                                    pecuniary interest therein)
Address:                            c/o 22 Church Street
                                    Hamilton HM 11 Bermuda
Designated Filer:                   Schroder Venture Managers Limited
Date of Event Requiring Statement:  October 25, 2006
Issuer Name and Trading Symbol:     Achillion Pharmaceuticals, Inc. [ACHN]

Signature                           SCHRODER VENTURES INTERNATIONAL LIFE
                                    SCIENCES FUND II STRATEGIC PARTNERS L.P.

                                    By:  Schroder Venture Managers Inc.,
                                             its General Partner

                                    /s/ Deborah Speight and Scott Burns
                                    -----------------------------------
                                    Deborah Speight (Director and Vice
                                    President) and Scott Burns (Authorised
                                    Signatory)

Joint Filer Name:                   SV (Nominees) Limited as Nominee of Schroder
                                    Ventures Investments Limited
Relationship to Issuer:             10% Owner (the reporting person disclaims
                                    beneficial ownership of the reported
                                    securities except to the extent of its
                                    pecuniary interest therein)
Address:                            c/o 22 Church Street
                                    Hamilton HM 11 Bermuda
Designated Filer:                   Schroder Venture Managers Limited
Date of Event Requiring Statement:  October 25, 2006
Issuer Name and Trading Symbol:     Achillion Pharmaceuticals, Inc. [ACHN]

Signature                           SV (NOMINEES) LTD AS NOMINEE OF SCHRODER
                                    VENTURES INVESTMENTS LIMITED

                                    By:  SV (Nominees) Limited as Nominee of
                                        Schroder Ventures Investment Limited

                                    /s/ John M. Marren
                                    -----------------------------------
                                   John M. Marren (Director)